EXHIBIT 10.2
                               GUARANTEE
     THIS GUARANTEE, dated as of December 26, 1996 (the Guarantee), is given by

     HR OF TEXAS, INC., a Maryland corporation; HRT OF ALABAMA, INC., an Alabama corporation; HRT OF TENNESSEE, INC., a Tennessee corporation; HRT OF VIRGINIA, INC., a Virginia corporation; HRT OF ROANOKE, INC., a Virginia corporation; HRT OF FLORIDA, INC., a Florida corporation; HEALTHCARE REALTY MANAGEMENT, INC., a Maryland corporation; DURHAM MEDICAL OFFICE BUILDING, INC., a Texas corporation; HR ASSETS, INC., a Texas corporation; HR FUNDING, INC., a Texas corporation; and HR CAPITAL, INC., a Texas corporation (hereinafter referred to collectively as the Guarantors or individually as a Guarantor); in favor of

     NATIONSBANK, N.A., a national banking association, in its capacity as agent (in 20such capacity, hereinafter referred to as the Agent) for the various banks from time to time parties to that certain Modified and Restated Credit Agreement dated as of the date hereof (such Modified and Restated Credit Agreement as the same may be modified or amended from time to time being hereinafter referred to as the Credit Agreement) among Healthcare Realty Trust Incorporated, the Agent and the Banks (capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement);for the benefit of

    HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (the Borrower).

RECITALS:

     1. Pursuant to the Credit Agreement, the Banks have agreed, subject to certain terms and conditions, to make available loans and letters of credit to the Borrower.

     2. Each of the Guarantors is a Material Subsidiary or Specified Affiliate of the Borrower (as such terms are defined in the Credit Agreement).

     3. As a condition precedent to executing the Credit Agreement, the Banks have required, among other things, each of the Guarantors to guarantee all of the Borrower's obligations arising under the Credit Agreement and the other Financing Documents referred to therein.

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Banks of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the Guarantors hereby agree as follows:

                               GUARANTEE - Page 1

     1. Guarantee of Payment. The Guarantors hereby irrevocably and unconditionally guarantee, jointly and severally, to the Agent and the Banks the prompt payment, when due, by acceleration or otherwise, of the Indebtedness. For the purposes hereof Indebtedness means all indebtedness, obligations and liabilities of the Borrower under (i) the Credit Agreement, (ii) any Note or Notes issued by the Borrower pursuant to the Credit Agreement or (iii) any other of the Financing Documents to which the Borrower is a party, whether such Indebtedness is now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, as such Indebtedness may be modified, extended, renewed or replaced from time to time. The guaranty of the Guarantors as set forth in this section is a guaranty of payment and not of collection.

     Notwithstanding any provision to the contrary contained herein or in any other of the Financing Documents, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

     2. Release of Collateral, Parties Liable, etc. Each of the Guarantors agrees that the whole or any part of the security now or hereafter held for the Indebtedness may be exchanged, compromised, released or surrendered from time to time; that neither the Agent nor the Banks shall have any obligation to protect, perfect, secure or insure any Liens now or hereafter held for the Indebtedness or the properties subject thereto; that the time or place of payment of the Indebtedness may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrower may be granted indulgences generally; that any provisions of the Financing Documents or any other documents executed in connection with this transaction, may be modified, amended or waived; that any party liable for the payment of the Indebtedness may be granted indulgences or released; and that any deposit balance for the credit of the Borrower or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Indebtedness, all without notice to or further assent by the Guarantors, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

     3. Waiver of Rights. Each of the Guarantors expressly waives: (a) notice of acceptance of this Guarantee by the Agent and the Banks and of all extensions of credit to the Borrower by the Agent or any Bank; (b) presentment and demand for payment of any of the Indebtedness; (c) protest and notice of dishonor or of default to such Guarantor or to any other party with respect to the Indebtedness or with respect to any security therefor; (d) notice of the Agent or any Bank obtaining, amending, substituting for, releasing, waiving or modifying any security interest, liens, or the encumbrances now or hereafter securing the Indebtedness, or the Agent's or any Bank's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances: (e) all other notices to which such Guarantor might otherwise be entitled; (f) demand for payment under this Guarantee; and (g) any right to assert against the Agent or any Bank, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, counterclaim or claim which such Guarantor may now or hereafter have against the Agent or any Bank or the Borrower, but such waiver shall not prevent such Guarantor from asserting against the Agent or any Bank in a separate action, any claim, action, cause of action, or demand that such Guarantor might have, whether or not arising out of this Guarantee.

                               GUARANTEE - Page 2
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     4. Primary Liability of Guarantors. Each of the Guarantors agrees that this
Guarantee may be enforced by the Agent and the Banks without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any collateral now or hereafter securing the Indebtedness or otherwise, and each of the Guarantors hereby waives the right to require the Agent and the Banks to proceed against the Borrower or any other person (including a co-guarantor) or to require the Agent and the Banks to pursue any other remedy or enforce any other right. Without limiting the generality of the foregoing, each of the Guarantors hereby specifically waives, to the extent permitted by applicable law, the benefits of North Carolina General Statutes Sections 26-7 through 26-9, inclusive. In addition, each of the Guarantors hereby waives and renounces any and all rights it has or may have for subrogation, indemnity, reimbursement or contribution against the Borrower for amounts paid under this Guarantee. This waiver is expressly intended to prevent the existence of any claim in respect of such subrogation, indemnity, reimbursement or contribution by a Guarantor against the estate of the Borrower within the meaning of Section 101 of the United States Bankruptcy Code, and to prevent such Guarantor from being deemed a
creditor   of  the   Borrower  in  respect  of  such   subrogation,   indemnity,
reimbursement or contribution within the meaning of Section 547(b) of the United States Bankruptcy Code in the event of a subsequent case involving the Borrower. Each of the Guarantors further agrees that nothing contained herein shall prevent the Agent or the Banks from suing on the Notes or foreclosing its security interest in or lien on any collateral now or hereafter securing the Indebtedness or from exercising any other rights available to the Agent or the Banks under the Notes, or any other instrument of security if neither the Borrower nor the Guarantors timely performs the obligations of the Borrower thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor's obligations hereunder; it being the purpose and intent of each of the Guarantors that such Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantors' obligations under this Guarantee nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower, by reason of the Borrower's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Indebtedness. Each of the Guarantors acknowledges that the term Indebtedness as used herein includes any payments made by the Borrower to the Agent or any Bank and subsequently recovered by the Borrower or a trustee for the Borrower pursuant to the Borrower's bankruptcy or insolvency and that the guaranty of each of the Guarantors hereunder shall be reinstated to the extent of such recovery.

     5. Attorneys' Fees and Costs of Collection. If at any time or times after the occurrence of an Event of Default the Agent or the Banks employ counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Notes, or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guarantee or the Notes, then in such event, all of the reasonable attorneys' fees relating thereto shall be an additional liability of the Guarantors to the Agent and the Banks hereunder, payable on demand.

                               GUARANTEE - Page 3
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     6.  Security  Interests  and  Setoff.  As  security  for  such  Guarantor's obligations hereunder, each Guarantor agrees that in the event such Guarantor fails to pay its obligations hereunder when due and payable under this Guarantee, (a) any of such Guarantor's assets of any kind, nature or description (including, without limitation, deposit accounts) in the possession, control or custody of the Agent or any Bank may, without prior notice (but promptly confirmed in writing by the Agent or such Bank, as applicable, to such Guarantor, provided that failure to provide such written confirmation will not affect the liabilities of such Guarantor hereunder) to such Guarantor, be reduced to cash or the like and applied by the Agent or such Bank in reduction or payment of such Guarantor's obligations hereunder; and (b) the Agent and each Bank shall have the right, immediately and without further action by them, to set off pro tanto against the Indebtedness all money owed by the Agent or such Bank in any capacity to such Guarantor, whether or not due, and the Agent or such Bank shall be deemed to have made a charge against any such money immediately upon the occurrence of such obligation becoming due even though such charge is made or entered on the books of the Agent or such Bank subsequent thereto.

     7. Term of Guarantee; Warranties. This Guarantee shall continue in full force and effect until the Indebtedness is fully and indefeasibly paid, performed and discharged. This Guarantee covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Agent or any Bank in stages or installments. Each Guarantor warrants and represents to the Agent (i) that such Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) that such Guarantor has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, (iii) that the execution and delivery by such Guarantor of this Guarantee and the other Financing Documents to which it is a party and the performance by such Guarantor of its obligations hereunder and thereunder are within the corporate power of such Guarantor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws (or other constitutional documents) of such Guarantor or of any material agreement, judgment, injunction, order, decree, or other material instrument binding upon such Guarantor or result in the creation or imposition (other than pursuant to the Financing Documents) of any Lien on any asset of such Guarantor and (iv) that this Guarantee and the other Financing Documents to which such Guarantor is a party constitute valid and binding agreements of such Guarantor and, when executed and delivered will constitute valid and binding obligations of such Guarantor.

     8. Further Representations and Warranties. Each Guarantor agrees that the Agent and the Banks will have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower which might come to the knowledge of the Agent or any Bank at any time, whether or not the Agent or any Bank knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor or might (or does) materially increase the risk of such Guarantor as guarantor or might (or would) affect the willingness of such Guarantor to continue as guarantor with respect to the Indebtedness.

                               GUARANTEE - Page 4

     9. Additional Liability of Guarantors. If any Guarantor is or becomes liable for any indebtedness owing by the Borrower to the Agent or any Bank by endorsement or otherwise other than under this Guarantee, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guarantee had not existed and such Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

     10. Cumulative Rights. All rights of the Agent and the Banks hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Agent or any Bank and without affecting or impairing the liability of the Guarantors.

     11. Usury. Notwithstanding any other provisions herein contained, no provision of this Guarantee shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to any applicable law. In the event any such interest is collected, it shall be applied in reduction of the Guarantor's obligations hereunder, and the remainder of such excess collected shall be returned to the Guarantors once such obligations have been fully satisfied.

     12. The Agent. In acting under or by virtue of this Security Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article VII of the Credit Agreement, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein. The Agent hereby disclaims any representation or warranty to the Banks concerning the perfection of the security interest granted hereunder or the value of the Collateral. Each of the Guarantors hereby releases the Agent from any liability for any act or omission relating to this Guarantee, except such as may result from the Agent's gross negligence or willful misconduct.

     13. Successors and Assigns. This Guarantee shall be binding on and enforceable against each Guarantor and its successors and assigns. This Guarantee is intended for and shall inure to the benefit of the Agent and each Bank and each and every person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to Agent or Bank shall include and refer to each and every successor or assignee of the Agent or any Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guarantee shall be transferable and negotiable with the same force and effect, and to the same extent, that the Indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Agent or any Bank of any of the Indebtedness the legal holder or owner of the Indebtedness (or a part thereof or interest therein thus transferred or assigned by the Agent or any Bank) shall (except as otherwise stipulated by the Agent or any such Bank in its assignment) have and may exercise all of the rights granted to the Agent or such Bank under this Guarantee to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. Each Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of the Agent or any Bank hereunder. Failure to give notice will not affect the liabilities of the Guarantors hereunder.

                               GUARANTEE - Page 5

     14. Application of Payments. The Agent and each Bank shall apply any payments received pursuant to this Guarantee as follows: first, to all costs and expenses of the Agent (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Guarantee and/or any of the other Financing Documents; second, to all costs and expenses of the Banks (including without limitation reasonable attorneys' fees and expenses) incurred in connection with the implementation and/or enforcement of this Guarantee and/or any of the other Financing Documents; third, to the principal amount of the Indebtedness (including without limitation to the cash collateralization term of the available undrawn amount of outstanding Letters of Credit); fourth, to such of the Indebtedness consisting of accrued but unpaid interest and fees; fifth to all other amounts payable with respect to the Indebtedness; and sixth, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

     15. Modifications. This Guarantee and the provisions hereof may be changed, discharged or terminated only by an instrument in writing signed by each of the Guarantors affected thereby and the Agent.

     16. Discharge and Release. In the event that (i) any Guarantor is sold as contemplated by Section 2.08(b)(ii) of the Credit Agreement, (ii) this Guarantee or any portion hereof is released as contemplated by Section 9.05(f) of the Credit Agreement or (iii) the indebtedness shall have been paid in full and the obligations of the Banks to extend credit to the Borrower under the Credit Agreement shall have terminated, the Agent, on behalf of the Banks, shall discharge and release the relevant Guarantor(s) from all of its obligations under this Guarantee. Upon any such release and discharge, the Agent, on behalf of the Banks, will execute and deliver to the relevant Guarantor(s) such documents as such Guarantor(s) shall reasonably request to evidence such discharge and release.

     17. Notices. All communications provided for herein shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party (a) at its address, facsimile number or telex number shown below or (b) at such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the other party hereto:

             if to any Guarantor:

                  c/o Healthcare Realty Trust Incorporated
                  3310 West End Avenue
                  Suite 400
                  Nashville, Tennessee 37203
                  Attention: Vice President Finance
                  Fax No.: (615) 269-8122

                               GUARANTEE - Page 6
             if to the Agent:

                  NationsBank, N.A.
                  One NationsBank Plaza
                  Fifth Floor
                  Nashville, Tennessee 37239
                  Attention: Ashley Crabtree
                  Fax No.: (615) 749-4112

Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.

     18. Severability. In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guarantee shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

     19. Applicable Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial. THIS GUARANTEE AND THE OTHER FINANCING DOCUMENTS AND ALL MATTERS RELATING THERETO SHALL, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY APPlICABLE LAW, BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. EACH OF THE GUARANTORS HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF NORTH CAROLINA AND AGREES THAT THE AGENT AND THE BANKS MAY, AT THEIR OPTION, ENFORCE THEIR RESPECTIVE RIGHTS HEREUNDER AND UNDER THE OTHER FINANCING DOCUMENTS IN SUCH COURTS. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM FOR MAINTENANCE OF ANY ACTION OR PROCEEDING BY THE AGENT OR THE BANKS IN SUCH COURTS. EACH OF THE GUARANTORS AND THE AGENT (ON BEHALF OF ITSELF AND THE BANKS) HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ANY OTHER OF THE FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     20. Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provisions hereof.

                               GUARANTEE - Page 7

     21.   Counterparts.This   Guarantee  may  be  executed  in  any  number  of
counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

     22. Rights of the Majority Banks. All rights of the Agent hereunder,if not exercised by the Agent, may be exercised by the Majority Banks.

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be duly executed as of the date first above written.

                                       HR OF TEXAS, INC.,
                                       a Maryland corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       HRT OF ALABAMA, INC.,
                                       an Alabama corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       HRT OF TENNESSEE, INC.,
                                       a Tennessee corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       HRT OF VIRGINIA, INC.,
                                       a Virginia corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President

                               GUARANTEE - Page 8

                                       HRT OF ROANOKE, INC.,
                                       a Virginia corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       HRT OF FLORIDA, INC.,
                                       a Florida corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President




                                       HEALTHCARE REALTY MANAGEMENT,
                                       INC., a Maryland corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       DURHAM MEDICAL OFFICE BUILDING,
                                       INC., a Texas corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       HR FUNDING, INC.,
                                       a Texas corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President

                               GUARANTEE - Page 9

                                       HR ASSETS, INC.,
                                       a Texas corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President



                                       HR CAPITAL, INC.,
                                       a Texas corporation

                                       By:___________________________
                                       Timothy G. Wallace,
                                       Vice President

                              GUARANTEE - Page 10